HERITAGE INCOME TRUST

                      SUPPLEMENT DATED JUNE 11, 2002 TO THE
                             STATEMENT OF ADDITIONAL
                       INFORMATION DATED FEBRUARY 1, 2002

         APPOINTMENT OF NEW TRUSTEE. At its May 31, 2002 meeting, the Board elected Deborah L. Talbot to serve as a member of the Board. As a result, the following information is added on page 39 of the Heritage Income Trust Statement of Additional Information ("SAI") under the section titled "Management of the Fund - Disinterested Trustees":

Deborah L. Talbot (51)      Trustee since 2002     Consultant/Advisor; Member, Academy of Senior
880 Carillon Parkway                               Professionals, Eckerd College since 1997; Member,
St. Petersburg, FL  33716                          Dean's Advisory Board of Fogelman School of Business,
                                                   University of Memphis, 1999-2000; Advisory Board
                                                   Member, Center for Global Studies, Penn State
                                                   University, 1996-1999.



         RESIGNATION OF TRUSTEE. In addition, the Board accepted the resignation of Donald W. Burton from the Board at its May 31, 2002 meeting.

         AUDIT COMMITTEE. The first sentence of the first paragraph on page 40 is replaced with the following:

                  The Trust has an Audit Committee, consisting of Messrs. Pappas and Stattin and Ms. Talbot.

         NOMINATING COMMITTEE. The second sentence of the second paragraph on page 40 is replaced with the following:

                  The Trust also has a Nominating Committee, consisting of Messrs. Graham, Pappas, Phillips and Stattin and Ms. Talbot, each of whom is a disinterested member of the Board

         CODE OF ETHICS. The fourth paragraph on page 45 is replaced with the following:

                  Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Manager, the Subadviser, the Trust and the Distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the funds to invest in securities that may be owned by the fund, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the SEC.